SUBSCRIPTION AGREEMENT

     This Subscription Agreement (the "Agreement") is effective on this 14th day of January, 2002 by and between HouseHold Direct, Inc., a Delaware corporation ("HouseHold" or "Company") and Sprout Investments, LLC, a Colorado limited liability company ("Buyer").

                                    RECITALS


     WHEREAS HouseHold desires to raise certain capital and is willing to sell a number of shares of its common stock for this purpose; and

     WHEREAS Buyer is willing to purchase a number of shares of common stock from HouseHold on a continuing basis over a period of time; and

     WHEREAS The parties are willing to complete the purchase transactions described herein on certain terms and conditions.

     NOW THEREFORE, in consideration of the above recitals, the representations and promises herein contained and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT




1.   Availability of Common Stock.
     -----------------------------

     HouseHold is offering to sell up to 8.4 million shares of its common stock, par value .001 per share on a continuous basis over a period of time for the purpose of providing capital to the company (the "Shares").

1.   Subscription.
     ------------

     Buyer hereby irrevocably subscribes for and agrees to purchase the Shares upon the terms and conditions set forth in this Agreement .

1.   Terms of Purchase.
     -----------------

     It is understood and agreed that this Agreement and the parties performance hereof is subject to the following terms and conditions:

         (a) The purchase and sale of the Shares will take place over a period of time whereby HouseHold has the right to put a certain number of the Shares to Buyer and Buyer hereby agrees to purchase such shares subject only to the conditions set forth herein.

         (b) The purchase price to be paid by Buyer for any of the Shares put to Buyer by HouseHold shall be ninety percent (90%) of the lowest three days average closing per share bid price reported for the HouseHold's common stock for the five trading days prior to the date of Company's put notice to Buyer.

         (c) The amount of HouseHold common stock which may be put to Buyer at any given time is limited to fifteen percent (15%) of the daily average share trading volume for the Company's common stock for the previous twenty (20) trading days prior to the date of the Company's put notice to Buyer. Company may initiate a put notice no less than twenty (20) days from the previous put notice to Buyer. Upon receipt of the Company's put, Buyer shall have three (3) days to complete the sale and deliver the purchase proceeds to HouseHold.

         (d) HouseHold agrees that all shares put to Buyer shall be registered shares under the Securities and Exchange Commission for this purpose.

         (e) Buyer understands and agrees that Buyer will not resell any shares purchased by Buyer from HouseHold under the terms of this Agreement for a period of sixty (60) days after the date of each purchase.

1.   Representations and Warranties of Buyer.
     ---------------------------------------


     Buyer hereby represents and warrants to and agrees with HouseHold the following:



     (a) Buyer has been furnished with and has carefully read the Registration Rights Agreement attached hereto as Exhibit "A" and incorporated by reference herein (the "Rights Agreement"). Buyer has carefully considered and has, to the extent Buyer believers is necessary, discussed with Buyer's professional legal, tax, accounting and financial advisors the suitability of an investment in HouseHold and Buyer has made an independent determination that the investment being made by Buyer is a suitable investment for Buyer.

     (a)  The  Buyer  acknowledges  that  all  documents,   records,  and  books
          pertaining to this investment which the Buyer has requested have been made available for inspection or the Buyer has had access thereto.

     (a) The Buyer has had a reasonable opportunity to ask questions of and receive answers from a person on a persons acting on behalf of the Company concerning the Offering and if such opportunity was taken, all such questions have been answered to the full satisfaction of the Buyer.

     (a) The Buyer will not sell or otherwise transfer the Shares without registration under the Securities Act of 1933 ("1933 Act") or applicable state securities laws or compliance with an exemption therefrom. Buyer further represents that it is buying the Shares for its own account, for investment and not with a view to resale or distribution except in compliance with the 1933 Act.

     (a) Buyer has not offered or sold any portion of the Shares being herein acquired nor does Buyer have any present intention of dividing the Shares with others or of selling, distributing or otherwise disposing of any portion of the Shares either currently or after a passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the 1933 Act.

     (a) Buyer recognizes that an investment in the Shares is speculative, involves substantial risks, including the loss of the entire amount of such investment. Buyer has carefully read and considered the information (including financials), risk factors and exhibits contained in HouseHold's public filings with the Securities and Exchange Commission to the date of this Agreement and including Seller's amended SB2 registration statement.

     (a) If this Subscription Agreement is executed and delivered on behalf of a corporation: (i) such corporation has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution of delivery of, this Subscription Agreement and all other instruments (including, without limitation, the Rights Agreement) executed and delivered by or on behalf of such corporation in connection with the purchase of the Shares and (b) to purchase and hold the Shares; and (ii) the signature of the party signing on behalf of such corporation is binding upon such corporation.

     (a) The Buyer is not subscribing for the Shares as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

     (a) The Buyer or the Buyer's representatives, as the case may be, has such knowledge and experience in financial, tax and business matters so as to Buyer to enable the Buyer to utilize the information made available to the Buyer in connection with the purchase to evaluate the merits and risks of an investment in the Shares an to make an informed investment decision with respect thereto Buyer agrees that Craig G. Ongley, Esq. Has acted as counsel solely to HouseHold and has not acted as counsel to Buyer.





5.       Representations and Warranties of HouseHold.
         -------------------------------------------

 HouseHold represents and warrants to Buyer the following:

     (a) Organization and Qualification. HouseHold is duly organized and validly existing in good standing under the laws of the state of Delaware and has the requisite corporate and power and authorization to own its properties and to carry on its business as now being conducted. HouseHold is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Subscription Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of HouseHold taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations hereunder.

     (a) Authorization; Enforcement; Compliance With Other Instruments. (i) HouseHold has the requisite corporate power and authority to enter into and perform this Agreement and the Rights Agreement (collectively, the "TRANSACTION DOCUMENTS"), and to issue the Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by HouseHold and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance and the issuance of the Shares pursuant to this Subscription Agreement, have been duly and validly authorized by HouseHold's Board of Directors and no further consent or authorization is required by the company, its Board of Directors, or its shareholders, (iii) the Transaction Documents have been duly and validly executed and delivered by HouseHold, obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.






6.       Notice of Certain Events Affecting Registration.
         -----------------------------------------------

     HouseHold shall promptly notify Buyer upon the occurrence of any of the following events in respect of a registration statement or related prospectus covering the Shares: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of a registration statement, ti will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) HouseHold's reasonable determination that a post-effective amendment to the registration statement would be appropriate, and HouseHold shall promptly make available to Buyer any such supplement or amendment to the related prospectus.

7.       Understandings.
         --------------

     The Buyer understands, acknowledges and agrees with HouseHold as follows:


     (a) This Subscription may be rejected, in whole or in part, by the Company in its sole and absolute discretion at any time before the date set for closing unless the Company has given notice of acceptance of the undersigned's subscription by signing this Subscription Agreement and delivering it to Buyer.



     (a) No U.S. federal or state agency or any agency of any other jurisdiction has made any finding or determination as to the fairness of the terms of the Agreement for investment nor any recommendation or endorsement of the Company.

     (c) The representations, warranties, and agreements of the undersigned and the Company contained herein shall be true and correct in all material respect on and as of the date of the sale of the Shares as if made on as such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Shares.

     (d) In making an investment decision, purchasers must rely on their own examination of the company and the terms of the offering, including the merits and risks involved. The shares have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.

8.   Miscellaneous.
     -------------

     (a) Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposition with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addressed and facsimile number for such communications shall be:

If to HouseHold:

         HouseHold Direct, Inc.
         3 Glen Road
         Sandy Hook, CT 06482
         Attention: John Folger, President & CEO
         Telephone:        203-426-2312
         Facsimile:        203-426-5460

         With a copy to : McCue & Lee, P.C.
         14135 Midway Road, Suite 250
         Addison, TX 75001
         Attention: Craig G. Ongley, Esq.
         Telephone:        972-490-0808
         Facsimile:        972-490-9545




If to the Buyer:

         Sprout Investments, LLC
         3500 East 17th Avenue
         Denver, Colorado 80206
         Telephone:        561-251-8685
         Facsimile:        954-596-0755

     Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

     (b) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

     (c) Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharge, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

     (d) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by facsimile transmission: (i) if to HouseHold, at its executive offices or (ii) if to the Buyer, at the address for correspondence set forth herein, or at such other address as may have been specified by written notice given in accordance with this paragraph.

     (e) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into, and to be performed in, Delaware by and between residents of Delaware, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of HouseHold, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     (f) This Agreement, together with Exhibit A attached hereto and made part hereof, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

     (g) This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Agreement by exchanges of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     (h) Should the parties have any dispute, claim, or cause of action arising directly or indirectly from the subject matter, provisions, performance or interpretation of this Agreement it si hereby agreed that all such controversies of any kind be resolved solely and exclusively by arbitration. The arbitration shall be conducted by the American Arbitration Association and such arbitration shall be conducted in accordance with the rules and procedures established by the Association for commercial disputes. The parties agree that the award or determination by the arbitration(s) shall be final and there shall be no appeal regarding such award or determination in any court or tribunal no matter where located. It is understood and agreed by the parties that the sole and excessive venue for any such arbitration shall be Sandy Hook, Connecticut.


         IN WITNESS WHEREOF the parties have set their hand on the first date above written.


HouseHold Direct, Inc.                          Sprout Investments, LLC

By:      /s/John D. Folger                      By:      /S/Joel Ramsden

Title:   President                              Title:   Member








                                     EXHIBIT
                                        A



                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of this 14th day of January, 2002, by and between HOUSEHOLD DIRECT, INC., a company organized under the laws of state of Delaware, with its principal executive office at 3 Glen Road, Sandy Hook, CT 06482 (the "Company"), and Sprout Investments, LLC, (the "Investor").

     WHEREAS, upon the terms and subject to the conditions of the Subscription Agreement between the Investor and the Company (the "Subscription Agreement"), the Company has agreed to issue and sell to the Investor certain shares of common stock of the Company (the "Shares"); and

     WHEREAS, to induce the Investor to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws, with respect to the Shares of issuable pursuant to the Subscription Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1. Definitions.
   -----------

     As used in this Agreement, the following terms shall have the following meanings:

     (a) "Closing Date" means the date funds are received by the Company pursuant to the Subscription Agreement.

     (b)  "Holder" means the Investor.

     (c) "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

     (d) "Potential Material Event" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a Registration Statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company, or
          (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a Registration Statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

     (e) "Principal Market" means either The American Stock Exchange, Inc., The New York Stock Exchange, Inc., the Nasdaq National Market, The Nasdaq SmallCap Market or the National Association of Securities Dealer's, Inc. OTC electronic bulletin board whichever is the principal market on which the Common Stock is listed.

     (f) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

     (g) "Registrable Securities" means the Shares as defined in and issued or issuable pursuant to the Subscription Agreement.

     (h) "Registration Statement" means a registration statement of the Company filed under the 1933 Act.

     All capitalized terms used in this Agreement and not otherwise defined herein shall have the same meaning ascribed to them as in the Subscription Agreement.

2. Registration.
   -------------

     (a) Mandatory Registration. The Company shall prepare, and, as soon as practicable file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form SB-2 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration), covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. The Company shall initially register for resale up to 8,400,000 shares of common stock. In the event the Company cannot register sufficient shares of common stock, due to the remaining number of authorized shares of common stock being insufficient, the Company will use its best efforts to register the maximum number of shares it can based on the remaining balance of authorized shares and will use its best efforts to increase the number of its authorized shares as soon as reasonably practicable.

     (b) The Company shall use its best efforts to have the Registration Statement(s) declared effective by the SEC within ninety (90) calendar days after the Closing Date.



3. Obligation to File Amendments.
   -----------------------------

     The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Investor thereof as set forth in such Registration Statement.

     Prior to conversion of all the Shares, if at anytime the conversion of all the Shares outstanding would result in an insufficient number of authorized shares of common stock being available to cover all the conversions, then in such event, the Company will move to call and hold a shareholder's meeting within thirty (30) days of such event for the sole purpose of authorizing additional shares of common stock to facilitate the conversions. In such an event the Company shall recommend to all shareholders and management of the Company to vote their shares in favor of increasing the authorized number of shares of common stock. The Company represents and warrants that under no circumstances will it deny or prevent Investor's right to convert the Shares as permitted under the terms of the Subscription Agreement or this Registration Rights Agreement.


4. Copies of Registration Statement.
   --------------------------------

     The Company shall furnish to the Investor whose Registrable Securities are included in any Registration Statement and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

5. Duty to Notify.
   --------------

     As promptly as practicable after becoming aware of such event, the Company shall notify each Holder in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, ("Registration Default") and use all diligent efforts to promptly prepare a supplement or amendment to such Registration Statement and take any other necessary steps to cure the Registration Default.

6. Expenses of Registration.
   ------------------------

     All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printing and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

7. Assignment of Registration Rights.
   ---------------------------------

     The rights under this Agreement shall not be assignable.


8. Amendment of Registration Rights.
   --------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver affected in accordance with this Section 8 shall be binding upon Investor and the Company.

9. Miscellaneous.
   --------------

     (a) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or
          (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

         Household Direct, Inc.
         3 Glen Road
         Sandy Hook, CT 06482
         Attention: John Folger, President and CEO
         Telephone:        203-426-2312
         Facsimile:        203-426-5460

         With a copy to:
         McCue & Lee, P.C.
         14135 Midway Road, Suite 250
         Addison, Texas  75001
         Attention:  Craig Ongley, Esq.
         Telephone:        972-490-0808
         Facsimile:        972-490-9545

If to the Investor:

         Sprout Investments, LLC 3500 East 17th Avenue Denver, Colorado 80206
         Telephone: 561-251-8685
                  Facsimile:        954-596-0755

     Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

          (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.


          (c)  The  laws of the  State  of  Delaware  shall  govern  all  issues
               concerning   the   relative   rights  of  the   Company  and  its
               stockholders and the parties hereto.

          (d) This Agreement and the Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.

          (e) This Agreement and the Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          (f) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (h) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (i) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the day and year first above written.

HOUSEHOLD DIRECT, INC.                          Sprout Investments, LLC


By:      /s/John D. Folger                      By:      /S/ Joel Ramsden

Title:   President                              Title:   Member